SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                        Niagara Mohawk Power Corporation

        -----------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



           New York                                       15-0265555
--------------------------------------------     -------------------------------
(State of Incorporation or Organization)                (I.R.S. Employer
                                                       Identification No.)

  300 Erie Boulevard West Syracuse, NY                        13202
--------------------------------------------     -------------------------------
(Address of Principal Executive Office)                     (Zip Code)



If this form relates to the registration of a         If this form relates to the registration of a
class of securities pursuant to Section               class of securities pursuant to Section
12(b) of the Exchange Act and is effective            12(g) of the Exchange Act and is effective
pursuant to General Instruction A.(c),                pursuant to General Instruction A.(d),
check the following box.  |X|                         check the following box.  |_|


     Securities Act registration statement file number
     to which this form relates:  No. 33-51073
                                 ---------------
                                 (If applicable)

     Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                      Name of each exchange on which
        to be so registered                      each class is to be registered
        -------------------                      ------------------------------

FixedAdjustable Rate Cumulative Preferred       The New York Stock Exchange
Stock, Series D ($25 par value)
($50 Liquidation Preference)
================================================================================

     Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
          ------------------------------------------------------------
                                (Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Niagara Mohawk Power Corporation has filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) under the Securities Act of 1933 a prospectus supplement dated November 22, 1999 to a prospectus dated June 1, 1998 (the "Prospectus") relating to the FixedAdjustable Rate Cumulative Preferred Stock, Series D ($25 par value)($50 liquidation preference) (the "Preferred Stock") to be registered hereunder included in the Registrant's Registration Statement on Form S-3 (File No. 33-51073) filed with the Commission on November 17, 1993 and declared effective by the Commission on November 17, 1993.

         A description of the Preferred Stock contained in the Prospectus is hereby incorporated by reference into this Form 8-A. Copies of such description will be filed with the New York Stock Exchange, Inc.


ITEM 2.  EXHIBITS.

In the following exhibit list, NMPC refers to the Company. Each document referred to below is incorporated by reference to the files of the Commission, unless the reference to the document in the list is preceded by an asterisk.

Reference                     Report Name
---------                     -----------

   e        NMPC Annual Report on Form 10-K for year ended December 31, 1994
   n        NMPC Quarterly Report on Form 10-Q for quarter ended March 31, 1998
   o        NMPC Quarterly Report on Form 10-Q for quarter ended June 30, 1998

                                                            Incorporation by
                                                               Reference
                                                       ------------------------
                                                                    Previous
Exhibit                                                Previous      Exhibit
  No.            Description of Instrument              Filing     Designation
-------          -------------------------             --------    -----------

3(a)(1)    Certificate of Consolidation of New
           York Power and Light Corporation,
           Buffalo Niagara Electric Corporation
           and Central New York Power Corporation,
           filed in the office of the New York
           Secretary of State, January 5, 1950            e         3(a)(1)

                                                             Incorporation by
                                                                Reference
                                                       ------------------------
                                                                    Previous
Exhibit                                                Previous      Exhibit
  No.            Description of Instrument              Filing     Designation
-------          -------------------------             --------    -----------

3(a)(2)    Certificate of Amendment of Certificate
           of Incorporation of NMPC, filed in the
           office of the New York Secretary of
           State, January 5, 1950                         e         3(a)(2)

3(a)(3)    Certificate of Amendment of Certificate
           of Incorporation of NMPC, pursuant to
           Section 36 of the Stock Corporation Law of
           New York, filed August 22, 1952, in the
           office of the New York Secretary of State      e         3(a)(3)

3(a)(4)    Certificate of NMPC pursuant to Section
           11 of the Stock Corporation Law of New
           York filed May 5, 1954 in the office of
           the New York Secretary of State                e         3(a)(4)

3(a)(5)    Certificate of Amendment of Certificate of
           Incorporation of NMPC, pursuant to Section
           36 of the Stock Corporation Law of New
           York, filed January 9, 1957 in the office
           of the New York Secretary of State             e         3(a)(5)

3(a)(6)    Certificate of NMPC pursuant to Section 11
           of the Stock Corporation Law of New York,
           filed May 22, 1957 in the office of
           the New York Secretary of State                e         3(a)(6)

3(a)(7)    Certificate of NMPC pursuant to Section 11
           of the Stock Corporation Law of New York,
           filed February 18, 1958 in the office
           of the New York Secretary of State             e         3(a)(7)

3(a)(8)    Certificate of Amendment of Certificate of
           Incorporation of NMPC under Section 805 of
           the Business Corporation Law of New York,
           filed May 5, 1965 in the office
           of the New York Secretary of State             e         3(a)(8)

                                                             Incorporation by
                                                                Reference
                                                       ------------------------
                                                                    Previous
Exhibit                                                Previous      Exhibit
  No.            Description of Instrument              Filing     Designation
-------          -------------------------             --------    -----------

3(a)(9)    Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of New
           York, filed August 24, 1967 in the office
           of the New York Secretary of State             e         3(a)(9)

3(a)(10)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of New
           York, filed August 19, 1968 in the office
           of the New York Secretary of State             e         3(a)(10)

3(a)(11)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of New
           York, filed September 22, 1969 in the
           office of the New York Secretary of State      e         3(a)(11)

3(a)(12)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York, filed May 12, 1971 in the office
           of the New York Secretary of State             e         3(a)(12)

3(a)(13)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York, filed August 18, 1972 in the
           office of the New York Secretary of State      e         3(a)(13)

3(a)(14)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York, filed June 26, 1973 in the
           office of the New York Secretary of State      e         3(a)(14)

                                                             Incorporation by
                                                                Reference
                                                       ------------------------
                                                                    Previous
Exhibit                                                Previous      Exhibit
  No.            Description of Instrument              Filing     Designation
-------          -------------------------             --------    -----------

3(a)(15)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York, filed May 9, 1974 in the
           office of the New York Secretary of State      e         3(a)(15)

3(a)(16)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York, filed March 12, 1975 in the
           office of the New York Secretary of State      e         3(a)(16)

3(a)(17)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York, filed May 7, 1975 in the
           office of the New York Secretary of State      e         3(a)(17)

3(a)(18)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York, filed August 27, 1975 in the
           office of the New York Secretary of State      e         3(a)(18)

3(a)(19)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York, filed May 7, 1976 in the
           office of the New York Secretary of State      e         3(a)(19)

3(a)(20)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed September 28, 1976 in the
           office of the New York Secretary of State      e         3(a)(20)

                                                             Incorporation by
                                                                Reference
                                                       ------------------------
                                                                    Previous
Exhibit                                                Previous      Exhibit
  No.            Description of Instrument              Filing     Designation
-------          -------------------------             --------    -----------

3(a)(21)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed January 27, 1978 in the
           office of the New York Secretary of State      e         3(a)(21)

3(a)(22)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed May 8, 1978 in the
           office of the New York Secretary of State      e         3(a)(22)

3(a)(23)   Certificate of Correction of the
           Certificate of Amendment filed May 7,
           1976 of the Certificate of Incorporation
           under Section 105 of the Business
           Corporation Law of New York filed
           July 13, 1978 in the office of the
           New York Secretary of State                    e         3(a)(23)

3(a)(24)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed July 17, 1978 in the
           office of the New York Secretary of State      e         3(a)(24)

3(a)(25)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed March 3, 1980 in the
           office of the New York Secretary of State      e         3(a)(25)

3(a)(26)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed March 31, 1981 in the
           office of the New York Secretary of State      e         3(a)(26)

                                                             Incorporation by
                                                                Reference
                                                       ------------------------
                                                                    Previous
Exhibit                                                Previous      Exhibit
  No.            Description of Instrument              Filing     Designation
-------          -------------------------             --------    -----------

3(a)(27)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed March 31, 1981 in the
           office of the New York Secretary of State      e         3(a)(27)

3(a)(28)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed April 22, 1981 in the
           office of the New York Secretary of State      e         3(a)(28)

3(a)(29)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed May 8, 1981 in the office
           of the New York Secretary of State             e         3(a)(29)

3(a)(30)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed April 26, 1982 in the
           office of the New York Secretary of State      e         3(a)(30)

3(a)(31)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed January 24, 1983 in the
           office of the New York Secretary of State      e         3(a)(31)

3(a)(32)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed August 3, 1983 in the
           office of the New York Secretary of State      e         3(a)(32)

                                                             Incorporation by
                                                                Reference
                                                       ------------------------
                                                                    Previous
Exhibit                                                Previous      Exhibit
  No.            Description of Instrument              Filing     Designation
-------          -------------------------             --------    -----------

3(a)(33)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed December 27, 1983 in the
           office of the New York Secretary of State      e         3(a)(33)

3(a)(34)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed December 27, 1983 in the
           office of the New York Secretary of State      e         3(a)(34)

3(a)(35)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed June 4, 1984 in the
           office of the New York Secretary of State      e         3(a)(35)

3(a)(36)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed August 29, 1984 in the
           office of the New York Secretary of State      e         3(a)(36)

3(a)(37)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed April 17, 1985, in the
           office of the New York Secretary of State      e         3(a)(37)

3(a)(38)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed May 3, 1985, in the
           office of the New York Secretary of State      e         3(a)(38)

                                                             Incorporation by
                                                                Reference
                                                       ------------------------
                                                                    Previous
Exhibit                                                Previous      Exhibit
  No.            Description of Instrument              Filing     Designation
-------          -------------------------             --------    -----------

3(a)(39)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed December 24, 1986 in the
           office of the New York Secretary of State      e         3(a)(39)

3(a)(40)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed June 1, 1987 in the
           office of the New York Secretary of State      e         3(a)(40)

3(a)(41)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed July 16, 1987 in the
           office of the New York Secretary of State      e         3(a)(41)

3(a)(42)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed May 27, 1988 in the
           office of the New York Secretary of State      e         3(a)(42)

3(a)(43)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed September 27, 1990 in the
           office of the New York Secretary of State      e         3(a)(43)

3(a)(44)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed October 18, 1991 in the
           office of the New York Secretary of State      e         3(a)(44)

                                                             Incorporation by
                                                                Reference
                                                       ------------------------
                                                                    Previous
Exhibit                                                Previous      Exhibit
  No.            Description of Instrument              Filing     Designation
-------          -------------------------             --------    -----------

3(a)(45)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed May 5, 1994 in the
           office of the New York Secretary of State      e         3(a)(45)

3(a)(46)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed August 5, 1994 in the
           office of the New York Secretary of State      e         3(a)(46)

3(a)(47)   Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of New
           York filed June 29, 1998 in the office of
           the New York Secretary of State                o         3(a)(47)

*3(a)(48)  Certificate of Amendment of Certificate
           of Incorporation of NMPC under Section
           805 of the Business Corporation Law of
           New York filed November 29, 1999 in the
           office of the New York Secretary of State

3(b)(1)    By-Laws of NMPC, as amended
           April 23, 1998                                 n         3(i)

*4(a)      Specimen of the Preferred Stock
           Series D

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          Niagara Mohawk Power Corporation


                                          By: /s/ Kapua A. Rice
                                             ----------------------------------
                                             Name:  Kapua A. Rice
                                             Title: Secretary




Date: November 23rd, 1999


                                      -12-